Commitments and Contingencies	6 Months Ended
Jun. 30, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
COMMITMENTS AND CONTINGENCIES

Commitments
There were no material changes in commitments from that disclosed in the Corporation's 2017 annual audited consolidated financial statements, except as follows.

In March 2018 Maritime Electric extended its power purchase agreement with New Brunswick Power from March 2019 to February 2024, increasing the total commitment under this agreement by approximately $262 million as at June 30, 2018.

In May 2018, following the acquisition of Gila River generating station Units 1 and 2 by a third party with whom UNS Energy has a power purchase agreement, UNS Energy recorded an increase of US$165 million to capital lease obligations to reflect the anticipated exercising of UNS Energy's option to purchase Unit 2 in December 2019.

Contingencies
In April 2013 FortisBC Holdings Inc. ("FHI") and Fortis were named as defendants in an action in the Supreme Court of British Columbia by the Coldwater Indian Band ("Band") regarding interests in a pipeline right of way on reserve lands. The pipeline was transferred by FHI (then Terasen Inc.) to Kinder Morgan Inc. in April 2007. The Band seeks cancellation of the right of way and damages for wrongful interference with the Band's use and enjoyment of reserve lands. In May 2016 the Federal Court dismissed the Band's application for judicial review of the ministerial consent. In September 2017 the Federal Court of Appeal set aside the minister's consent and returned the matter to the minister for redetermination. No amount has been accrued in the Interim Financial Statements as the outcome cannot yet be reasonably determined.